EX. 99.28(d)(39)(xxx)

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes effective September 1, 2021, as approved by the Board of Trustees of the Trust:

1) Removal of the following Fund (and corresponding fee schedule):

JNL/Mellon Equity Income Fund (which will be sub-advised by Mellon Investments Corporation’s affiliate, Newton Investment Management North America, LLC, pursuant to an organizational change, thereby terminating this Agreement with respect to the JNL/Mellon Equity Income Fund); and

2) Fee change for the following Fund:

JNL/Goldman Sachs 4 Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 1, 2021, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated September 1, 2021, attached hereto, to reflect the fee changes for the Funds outlined above.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 1, 2021.

Jackson National Asset Management, LLC		Mellon Investments Corporation

By:	/s/ Emily J. Bennett	By:	/s/ Erica Fotta
Name:	Emily J. Bennett	Name:	Erica Fotta
Title:	Assistant Vice President and Associate General Counsel	Title:	Chief Operating Officer

Schedule A

dated September 1, 2021

Funds
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL S&P 500 Index Fund
JNL/Goldman Sachs 4 Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL Bond Index Fund
JNL Emerging Markets Index Fund
JNL International Index Fund
JNL Mid Cap Index Fund
JNL Small Cap Index Fund

A-1

Schedule B

dated September 1, 2021

(Compensation)

JNL iShares Tactical Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Goldman Sachs 4 Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Communication Services Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Consumer Discretionary Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Consumer Staples Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon DowSM Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Energy Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Financial Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Healthcare Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Industrials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Information Technology Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Materials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon MSCI KLD 400 Social Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Nasdaq® 100 Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Real Estate Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon U.S. Stock Market Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Utilities Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon World Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Morningstar Wide Moat Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL Bond Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL Emerging Markets Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL International Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL Mid Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL Small Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%